Summary of Significant Accounting Policies - Summary of Information Regarding Deferred Revenue (Detail) - 12 months ended Mar. 31, 2019 ₨ in Thousands, $ in Thousands	INR (₨)	USD ($)
Contract With Customer Asset And Liability [Abstract]
Balance as of April 1, 2018	₨ 1,500,376	$ 21,694
Increased as a result of additional cash received against ‘VGF'	414,055	5,987
Deferred revenue recognized	83,749	1,211
Amount recognized into revenue	(98,960)	(1,431)
Closing as of March 31, 2019	₨ 1,899,219	$ 27,461